EXHIBIT 10.20
AMENDMENT NO. 3 TO SERVICES AGREEMENT
     This AMENDMENT NO. 3 TO SERVICES AGREEMENT (this “Amendment”), is entered into and is effective as of January 31, 2011, by and between, on the one hand, FIRST BANCORP (“FirstBank”), a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth”), and, on the other hand, MARTÍNEZ ODELL & CALABRIA (the “Contractor”), a Puerto Rico law firm.
Recitals
     WHEREAS, FirstBank and the Contractor entered into a certain Services Agreement dated as of February 15, 2006 (the “Services Agreement”), pursuant to which FirstBank retained the professional legal services of the Contractor, subject to the terms and conditions set forth therein;
     WHEREAS, for purposes of clarity of understanding the Services Agreement was subsequently amended on February 24, 2006 (the “First Amendment”);
     WHEREAS, on January 29, 2010 the Services Agreement was amended to extend its term through February 14, 2011 (the “Second Amendment”); and
     WHEREAS, the parties hereto wish to amend the Services Agreement for purposes of extending its term for one additional year through February 14, 2012 in the manner set forth below; and
     NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:
     1. Definitions. The recitals to this Amendment shall be deemed to form an integral part hereof for all purposes. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Services Agreement.
     2. Particular Amendments to the Services Agreement. Section 2 of the Services Agreement is amended as follows:
     (a) The parties hereto agree to extend the term of the Services Agreement from February 14, 2010 until February 14, 2012 unless earlier terminated in accordance with the provision of Section 4 of the Services Agreement.
     3. Effectiveness. Except as expressly amended herein, the Services Agreement and the First Amendment shall continue to be and shall remain in full force and effect in accordance with its terms; and, in such connection, it is hereby acknowledged and agreed to by the parties hereto that this Amendment is not intended to cause an extinctive novation of the terms and conditions of, and the obligations of the respective parties under, the Services Agreement.

     4. Waiver. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the parties to the Services Agreement nor constitute a waiver of any provision of the Services Agreement.
     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.
     7. Severability. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or caused this Amendment to be duly executed and delivered by their respective officers thereunto as of the date first above written.
FIRST BANCORP
By: /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer
MARTÍNEZ ODELL & CALABRIA
By: /s/ Alberto Rodríguez
Name: Alberto Rodríguez
Title: Senior Partner & Co-Managing Partner

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